PROCARE HEALTH, INC..

ACCOUNTANT'S COMPILATION REPORT AND

FINANCIAL STATEMENTS

September 30, 2021

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PROCARE HEALTH, INC.

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BUU D NGUYEN CPA INC

CERTIFIED PUBLIC ACCOUNTING 14180 BROOKHURST ST

GARDEN GROVE CA 92846 TEL (714) 530-3602

e-mail: buunguyen cpa@yahoo.com

ACCOUNTANT'S COMPILATION REPORT

To the Board of Directors ProCare Health, Inc Garden Grove, California

Management is responsible for the accompanying financial statements of ProCare Health, Inc., which comprise the balance sheet as of September 30, 2021, and the related statement of income and retained earnings for nine months ended September 30, 2021, in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting Review Services promulgated by the Accounting Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these financial statements.

/s/ Buu D. Nguyen

BUU D NGUYEN CPA INC

BUU D NGUYEN, CPA

Garden Grove, California November 11, 2021

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FINANCIAL STATEMENTS

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BALANCE SHEET

September 30, 2021

ASSETS
CURRENT ASSETS
Cash	$81,316
Accounts receivable	284,847
Total Current Assets	366,163
PROPERTY AND EQUIPMENT, at cost
Computers	11,933
11,933
Less accumulated depreciation	(4,741)
Net Property and Equipment	7,192
OTHER ASSETS
Investments	925,000
Total Other Assets	925,000
TOTAL ASSETS	$1,298,355

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$95,236
Income taxes payable	220,640
Total Current Liabilities	315,876
STOCKHOLDERS' EQUITY
Common stock	25,000
Retained earnings	957,479
Total Stockholders' equity	982,479
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,298,355

See accompanying notes and accountant's compilation report.

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PROCARE HEALTH, INC.

Statement of Income and Retained Earnings

For Nine Months Ended September 30, 2021

REVENUE
Management services	$1,681,048
Stop loss insurance income	162,532
Other income	214,000
Total Revenue	2,057,580
DIRECT EXPENSES
Claim expenses	7,398
Contractors	197,735
Software subscriptions	201,632
Stop loss insurance	42,534
Total Direct Expenses	449,299
GROSS MARGIN	1,608,281
GENERAL AND ADMINISTRATIVE EXPENSES
Answering service	11,098
Credentialing	4,675
Consulting fees	221,970
Depreciation	1,378
Insurance	36,115
Internet expense	10,791
Legal and accounting	143,232
Office supplies	250,219
Payroll expenses	496,296
Payroll taxes	56,260
Repairs and maintenance	2,105
Total G&A Expenses	1,234,139
INCOME(LOSS) BEFORE PROVISION FOR INCOME TAXES	374,142
PROVISION FOR INCOME TAXES	(104,698)
NET INCOME	269,444
RETAINED EARNINGS, BEGINNING OF YEAR	825,035
Distribution	(137,000)
RETAINED EARNINGS, END OF PERIOD	$957,479

See accompanying notes and accountant's compilation report. Page4

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PROCARE HEALTH, INC.

Statement of Changes in Stockholders' Equity

For the Nine Months Ended September 30, 2021

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Retained Earnings	Total Stockholders' Equity
Balance at December 31, 2020	25000	$25,000	$—	$825,035	$850,035
Distribution				(137,000	(137,000)
Net income		—	—	269 444	269.444
Balance at September 30, 2021	25000	$25,000		$957,479	$982,479

See accompanying notes and accountant's compilation report.

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PROCARE HEALTH, INC.

Statement of Cash Flows

For the Nine months Ended September 30, 2021

CASH FLOW FROM OPERATING ACTIVITIES
Net income	269,444
Adjustment to reconcile net income to net cash provided by(used by) operating activities
(Increase)/ Decrease in operating assets
Depreciation	1,378
Accounts Receivable	(227,938)
Investments	(155,000)
Increase /(Decrease) in operating liabilities
Accounts payable	89,625
Loan payable PPP	(51,872)
Income taxes payable	46,792
Net cash used by Operating Activities	(27,571)
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition of equipment	(489)
Net cash provided (used) by investing activities	(489)
CASH FLOW FROM FINANCING ACTIVITIES
Distribution to stockholder	(137,000)
Net cash provided (used) by financing activities	(137,000)
Net increase (decrease) in cash	(165,060)

Cash at Beginning of year	246,376
Cash at End of period	81,316

See accompanying notes and accountant's compilation report.

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NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021

1. NATURE OF OPERATIONS

PROCARE HEALTH, INC. (the "Company") is an Independent Physicians Association ("IPA") incorporated in the State of California on September 1,2011. The Company is a risk bearing organization, as defined and registered through the California Department of Managed Health Care (DMHC) and engaged in providing professional services under Health Management Organization ("HMO") health plan contracts through a network of providers that consists of primary care and specialty care physicians. The Company contracts with these providers through a variety of capitation and fee for service arrangements to provide a full scope of services for all health care needs of the HMO members. The Company markets and sells the services of its member physicians to HMO' s and then administers the financial, informational and risk management aspects associated with each contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of PROCARE HEALTH, INC. (the Company) is presented to assist in the understanding of the Company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are primary cash and cash equivalents.

The Company deposits its cash in accounts with a major financial institution, which are insured by the Federal Deposit Insurance Corporation (FDIC) up to legal limits. At times, cash and cash equivalents may be more than FDIC-insured limits. The Company places its cash deposits with high-credit, quality financial institutions and, by policy, limits its credit exposure. The Company has not experienced any losses in such amounts and believes it is not exposed to significant credit risk

SEE ACCOMPANYING ACCOUNTANT'S COMPILATION REPORT

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NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Cash and cash equivalents

The Company has highly liquid instruments with a demand account as cash equivalents. As of September 30, 2021, the cash, and cash equivalents in the amount of $81,316 included in the balance sheet were held in a financial institution the form of a checking account.

Use of estimates

The Company prepares financial statements in conformity with generally accepted accounting principles that require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the accounting period. Actual results could differ from such estimates.

Trade accounts receivable

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements. Account receivable was $284,847 on September 30. 2021.

Property and Equipment .

The Company has fixed assets identified as of September 30, 2021, in the amount of $11,933 being depreciated for 5 years.

Revenue recognition and contract provisions

The Company contracts with Independent Physicians Association ("IPA" ) for a negotiated fixed fee based on the IPA monthly collected revenues from the health plans to provide business services for administrative assistance and operational support for billing, payroll and marketing.

SEE ACCOMPANYING ACCOUNTANT'S COMPILATION REPORT

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NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income tax

The Company has no uncertain tax positions that qualify for recognition or disclosure in the financial statements. The income tax returns of the company for 2018, 2019, 2020 are subject to examination by Internal Revenue Service and Franchise Tax Board, generally for three (3) years after they have been filed

The income tax provision for the period ended September 30,2021 consist of the following:

2021
Federal	$71,624
State	33,074
$104,698

The income tax provision amounts shown on the statement of income and retained earnings differ from the amounts that would result from applying statutory tax rates to income before income taxes primarily because of the marginal tax rates used to compute deferred taxes, permanent differences between determining income for financial statement purposes and computing taxable income, and the effect of state and local taxes

3. RESTRICTED ACCOUNT

There is no Restricted Account identified as of September 30, 2021

4. COMMON STOCKS

On September 30, 2021, the Company has authorized 25,000 shares, at $1.00 par value.

5. SUBSEQUENT EVENTS

Date of Management Review-The company has evaluated subsequent events through November 11, 2021, the date of which the Company's audited financial statements were available to be issued. Through that date, management has determined that the Company did not have any material recognizable or non-recognizable subsequent events.

End of Accountant's Compilation Report

SEE ACCOMPANYING ACCOUNTANT'S COMPILATION REPORT

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